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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2005


                                BLAIR CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
           DELAWARE                              001-00878                             25-0691670
           --------                              ---------                             ----------
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NO.)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)


            220 HICKORY STREET, WARREN, PENNSYLVANIA                                   16366-0001
            ----------------------------------------                                   ----------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (814) 723-3600


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

          -------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 20, 2005, Blair Corporation issued a press release announcing its earnings for the three months ended June 30, 2005. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.01       REGULATION FD DISCLOSURE.

         The information contained in the attached press releases is furnished pursuant to Item 7.1, "Regulation FD Disclosure."

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

                (a)      Financial statements of businesses acquired.

                         Not applicable.

                (b)      Pro forma financial information.

                         Not applicable.

                (c)      Exhibits.

                         Exhibit 99.1 Press Release, dated July 20, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005                 BLAIR CORPORATION



                                    By:  /s/ JOHN E. ZAWACKI
                                         -------------------------------------
                                         John E. Zawacki
                                         President and Chief Executive Officer



                                    By:  /s/ BRYAN J. FLANAGAN
                                         -------------------------------------
                                         Bryan J. Flanagan
                                         Senior Vice President and Chief
                                         Financial Officer